FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

2/20/2024 3:19:32 PM

Work Order Number: W2024022001570
Reference Number: 20243831695
Through Date: 2/20/2024 3:19:32 PM
Corporate Name: THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20243831691	Amendment After Issuance of Stock	12

Respectfully,

FRANCISCO V. AGUILAR
Nevada Secretary of State

Certified By: Jessica Holmes
Certificate Number: B202402204365934
You may verify this certificate online at http://www.nvsos.gov

Filed in the Office of	Business Number E0551382007-1
[signature]	Filing Number 20243831691
Secretary of State State Of Nevada	Filed On 2/20/2024 10:49:00 AM
	Number of Pages 12

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

Entity or Nevada Business Identification Number (NVID): E0551382007-1

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 52%

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See Attachment for amendment to paragraph 1 of Article 4 (page 3 of 3). (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Title: CEO Signature of Officer or Authorized Signer X ________ Title: ________ Signature of Officer or Authorized Signer *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Attachment to Section 5 – Information Being Changed
Certificate of Amendment of Articles of Incorporation

The first paragraph of Article 4 shall now read:

> "The aggregate number of shares which the corporation shall have authority to issue shall consist of 6,500,000,000 shares of Common Stock having a $.001 par value per share, and 5,000,000 shares of Preferred Stock having a $.001 par value per share. The Common and/or Preferred Stock of the Company may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions of the Board of Directors establishing the series."

MINUTES OF THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.
A Nevada Corporation

February 19, 2024

A special meeting of the Board of Directors of Therapeutic Solutions International, Inc. ("TSOI"), a Nevada corporation (the "Corporation"), was called to order at 9:00 am on February 19, 2024, by Timothy G. Dixon, Chairman. All Board Members were present. As the only order of business, the Board discussed the amending of the corporate articles to authorize additional shares of stock. Upon a motion, seconded and unanimously passed the following resolution(s) was adopted:

WHEREAS, the Articles of Incorporation of the Company, as amended (the "Articles"), and the Nevada Revised Statutes provide for the amendment to the Articles for the Board of Directors to authorize additional shares of stock with the consent of a majority of the voting shareholders;

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as described above, to increase the number of authorized aggregate shares of the Company from 5,500,000,000 (Five Billion, Five-Hundred Million) shares to 6,500,000,000 (Six Billion, Five-Hundred Million) shares;

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to NRS 78.209, the Board of Directors does hereby approve the authorization of an additional One Billion aggregate shares of stock changing the number of authorized stock of the Company from 5,500,000,000 (Five Billion, Five-Hundred Million) shares to 6,500,000,000 (Six Billion, Five-Hundred Million) shares;

RESOLVED FURTHER, the Company shall immediately solicit the shareholders of the Company for approval via a Consent Solicitation Statement, furnished in connection with the solicitation of written consents of the shareholders;

RESOLVED FURTHER, that, upon obtaining consent of a majority of the voting shareholders and the filing and approval of a **Certificate of Amendment** pursuant to NRS 78.380 & 78.385/78.390 of the Nevada Revised Statutes with the State of Nevada, the Board shall be authorized to increase the number of authorized aggregate shares of the Company from 5,500,000,000 (Five Billion, Five-Hundred Million) shares to 6,500,000,000 (Six Billion, Five-Hundred Million) shares and that the Articles shall be Amended to include the approved authorization of additional shares stated above;

RESOLVED FURTHER, that the officers of the Company are hereby authorized to do and perform any and all such acts, including execution, filing and issuance of any and all documents, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolution. A facsimile copy of this resolution shall have the same legal effect as an original of the same;

RESOLVED FURTHER, that these meeting minutes shall be filed in the minute book of the Company and become a part of the official records of the Company.

No further business was brought before the Board and the Chairman closed the meeting at 9:15 am.

Timothy G. Dixon Chairman of the Board	Thomas E. Ichim Director

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.
701 Wild Rose Lane
Elk City, ID 83525
(760) 295-7208

CONSENT SOLICITATION STATEMENT

February 19, 2024

General

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents of the shareholders of Therapeutic Solutions International, Inc., a Nevada corporation (the "Company" or "us" or "we" or "our") with regard to the following proposal:

1. To amend the Company's Articles of Incorporation as set forth in the Proposal to Amend the Articles of Incorporation herein this Consent Solicitation Statement, namely to increase the authorized shares of the Company by an additional One Billion (1,000,000,000) shares of common stock.

This Consent Solicitation Statement contains important information for you to consider when deciding how to vote on this matter. Please read it carefully.

Our board of directors has approved the Articles Amendment and has chosen to seek to obtain shareholder approval of the Articles Amendment by written consent, rather than by calling a special meeting of shareholders, in order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate action as quickly as possible.

If the written consent is properly completed and signed, the shareholder will be deemed to have consented to the Articles Amendment.

All written consents that are properly completed, signed and delivered to our Secretary before the Expiration Date, subject to extension by our board of directors, and not revoked before our acceptance of the written consents, will be accepted.

The term "Expiration Date" means 5:00 p.m. Pacific Time, on February 20, 2024, unless the Requisite Consents are received before such date, in which case this solicitation will expire on the date that such Requisite Consents are obtained, and such earlier date shall be the Expiration Date.

Final results of this solicitation of written consents will be published in a Form 8-K filed with the SEC after the Expiration Date.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, we reserve the right, at any time before the Expiration Date, to amend or terminate the solicitation, or to delay accepting written consents.

If you have any questions about the consent solicitation or how to vote or revoke your written consent, or if you should need additional copies of this Consent Solicitation Statement or voting materials, please contact Timothy G. Dixon, our Chief Executive Officer, at (760) 295-7208 or email: timdixon@tsoimail.com.

Revocation of Consents

Written consents may be revoked or withdrawn by the shareholders at any time before 5:00 p.m. Pacific Time on the Expiration Date. To be effective, a written or facsimile revocation or withdrawal of the written consent must be received by our Secretary before such time and addressed as follows:

Therapeutic Solutions International, Inc., Attn: Secretary, 4093 Oceanside Boulevard, Suite B, Oceanside, California 92056; or you may also submit your consent by email to: timdixon@tsoimail.com.

A notice of revocation or withdrawal must specify the shareholder's name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Solicitation of Consents

Our board of directors is sending you this Consent Solicitation Statement in connection with its solicitation of consents to approve the Articles Amendment. Certain directors, officers and employees of our Company may solicit written consents by mail, email, telephone, facsimile or in person. Our Company will pay for the costs of solicitation.

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

Amendment to Articles of Incorporation

Article 4 of the Articles of Incorporation of the Company is amended to read in full as follows:

4. Authorized Shares:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 6,500,000,000 shares of Common Stock having a $.001 par value per share, and 5,000,000 shares of Preferred Stock having a $.001 par value per share. The Common and/or Preferred Stock of the Company may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions of the Board of Directors establishing the series.

Vote(s) Required; Insider Voting Intentions

In order for the Articles Amendment to be approved pursuant to Nevada law, we must receive the written consent of a majority of the outstanding shares of Common Stock eligible to vote (the "Requisite Consents"). Each share of Common Stock entitles the holder of record to one vote. Failure to vote (return a written consent form) at all will have the effect of a vote against the Articles Amendment. Abstentions will have the effect of a vote against the Articles Amendment

Each member of our board of directors and holders of Series A Preferred, Tim G. Dixon, and Thomas E. Ichim, have indicated their intent to give written consent (as shareholder) in favor of the Articles Amendment.

The qualifications of the Series A Preferred include the following:

2. Voting Rights. The Holder of the Series A Preferred Stock shall be entitled to vote on all matters subject to a vote or written consent of the holders of the Corporation's Common Stock, and on all such matters, the share of Series A Preferred Stock shall be entitled to that number of votes equal to the number of votes that all issued and outstanding shares of Common Stock and all other securities of the Corporation are entitled to, as of any such date of determination, on a fully diluted basis, plus One Million (1,000,000) votes, it being the intention that the Holder(s) of the Series A Preferred Stock shall have effective voting control of the Corporation, on a fully diluted basis. The Holder(s) of the Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

Our board of directors recommends that you vote (give written consent) "FOR" the Articles Amendment.

Procedure for Implementing Amendment to the Articles

The change to the Articles would become effective upon the filing by us with the Nevada Secretary of State of a **Certificate of Change Pursuant to NRS 78.209** of the Nevada Revised Statutes.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenters' rights or appraisal rights with respect to the Articles Amendment.

WRITTEN CONSENT OF SHAREHOLDER OF
THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.,
a Nevada corporation

The undersigned shareholder of Therapeutic Solutions International, Inc. (the "Company") hereby acknowledges receipt of the Consent Solicitation Statement, dated February 19, 2024. The undersigned hereby consents (by checking the FOR box) or declines to consent (by checking the AGAINST box or the ABSTAIN box) to the adoption of the following recitals and resolutions:

[X] FOR [ ] AGAINST [ ] ABSTAIN

WHEREAS, the board of directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Company's Articles of Incorporation, in the form of the amendment to Articles of Incorporation (the "Articles Amendment") attached as Appendix A to the Consent Solicitation Statement that accompanies this Consent, and has referred the same to the shareholders of the Company for approval by written consent; and

WHEREAS, the board of directors of the Company has recommended that the shareholders vote "FOR" the below resolution, which it has deemed is in the best interests of the Company and its shareholders;

NOW, THEREFORE, IT IS RESOLVED, that the shareholders of the Company hereby approve the Articles Amendment, in the form attached as Appendix A to the Consent Solicitation Statement that accompanies this Consent.

FURTHER RESOLVED, that the shareholders authorize the officers of the Company to take any and all actions necessary and proper to effect the foregoing resolution.

This Written Consent action may be executed in counterparts. Failure of any particular shareholder(s) to execute and deliver counterparts is immaterial so long as the holders of a majority of the voting power of the outstanding shares of the Company do execute and deliver counterparts.

This Consent is solicited by the Company's Board of Directors.

IN WITNESS WHEREOF, the undersigned has executed this Consent on February ______, 2024.

SHAREHOLDER(S)	CLASS	SHARES (#)	PERCENTAGE
Timothy G. Dixon Print name(s) exactly as shown on Stock Certificate(s) or Book Entry(s) Signature (and Title, if any) Signature (if held jointly)	Preferred Series A	1	25.1

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS CONSENT IN THE ENVELOPE PROVIDED TO THERAPEUTIC SOLUTIONS INTERNATIONAL, INC., AT 4093 OCEANSIDE BOULEVARD, SUITE B, OCEANSIDE, CALIFORNIA, 92056.

YOU MAY ALSO SUBMIT YOUR CONSENT BY EMAIL TO: timdixon@tsoimail.com

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.
701 Wild Rose Lane
Elk City, ID 83525
(760) 295-7208

CONSENT SOLICITATION STATEMENT

February 19, 2024

General

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents of the shareholders of Therapeutic Solutions International, Inc., a Nevada corporation (the "Company" or "us" or "we" or "our") with regard to the following proposal:

1. To amend the Company's Articles of Incorporation as set forth in the Proposal to Amend the Articles of Incorporation herein this Consent Solicitation Statement, namely to increase the authorized shares of the Company by an additional One Billion (1,000,000,000) shares of common stock.

This Consent Solicitation Statement contains important information for you to consider when deciding how to vote on this matter. Please read it carefully.

Our board of directors has approved the Articles Amendment and has chosen to seek to obtain shareholder approval of the Articles Amendment by written consent, rather than by calling a special meeting of shareholders, in order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the proposed corporate action as quickly as possible.

If the written consent is properly completed and signed, the shareholder will be deemed to have consented to the Articles Amendment.

All written consents that are properly completed, signed and delivered to our Secretary before the Expiration Date, subject to extension by our board of directors, and not revoked before our acceptance of the written consents, will be accepted.

The term "Expiration Date" means 5:00 p.m. Pacific Time, on February 20, 2024, unless the Requisite Consents are received before such date, in which case this solicitation will expire on the date that such Requisite Consents are obtained, and such earlier date shall be the Expiration Date.

Final results of this solicitation of written consents will be published in a Form 8-K filed with the SEC after the Expiration Date.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, we reserve the right, at any time before the Expiration Date, to amend or terminate the solicitation, or to delay accepting written consents.

If you have any questions about the consent solicitation or how to vote or revoke your written consent, or if you should need additional copies of this Consent Solicitation Statement or voting materials, please contact Timothy G. Dixon, our Chief Executive Officer, at (760) 295-7208 or email: timdixon@tsoimail.com.

Revocation of Consents

Written consents may be revoked or withdrawn by the shareholders at any time before 5:00 p.m. Pacific Time on the Expiration Date. To be effective, a written or facsimile revocation or withdrawal of the written consent must be received by our Secretary before such time and addressed as follows:

Therapeutic Solutions International, Inc., Attn: Secretary, 4093 Oceanside Boulevard, Suite B, Oceanside, California 92056; or you may also submit your consent by email to: timdixon@tsoimail.com.

A notice of revocation or withdrawal must specify the shareholder's name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

Solicitation of Consents

Our board of directors is sending you this Consent Solicitation Statement in connection with its solicitation of consents to approve the Articles Amendment. Certain directors, officers and employees of our Company may solicit written consents by mail, email, telephone, facsimile or in person. Our Company will pay for the costs of solicitation.

PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

Amendment to Articles of Incorporation

Article 4 of the Articles of Incorporation of the Company is amended to read in full as follows:

4. Authorized Shares:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 6,500,000,000 shares of Common Stock having a $.001 par value per share, and 5,000,000 shares of Preferred Stock having a $.001 par value per share. The Common and/or Preferred Stock of the Company may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions of the Board of Directors establishing the series.

Vote(s) Required; Insider Voting Intentions

In order for the Articles Amendment to be approved pursuant to Nevada law, we must receive the written consent of a majority of the outstanding shares of Common Stock eligible to vote (the "Requisite Consents"). Each share of Common Stock entitles the holder of record to one vote. Failure to vote (return a written consent form) at all will have the effect of a vote against the Articles Amendment. Abstentions will have the effect of a vote against the Articles Amendment

Each member of our board of directors and holders of Series A Preferred, Tim G. Dixon, and Thomas E. Ichim, have indicated their intent to give written consent (as shareholder) in favor of the Articles Amendment.

The qualifications of the Series A Preferred include the following:

2. Voting Rights. The Holder of the Series A Preferred Stock shall be entitled to vote on all matters subject to a vote or written consent of the holders of the Corporation's Common Stock, and on all such matters, the share of Series A Preferred Stock shall be entitled to that number of votes equal to the number of votes that all issued and outstanding shares of Common Stock and all other securities of the Corporation are entitled to, as of any such date of determination, on a fully diluted basis, plus One Million (1,000,000) votes, it being the intention that the Holder(s) of the Series A Preferred Stock shall have effective voting control of the Corporation, on a fully diluted basis. The Holder(s) of the Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

Our board of directors recommends that you vote (give written consent) "FOR" the Articles Amendment.

Procedure for Implementing Amendment to the Articles

The change to the Articles would become effective upon the filing by us with the Nevada Secretary of State of a **Certificate of Change Pursuant to NRS 78.209** of the Nevada Revised Statutes.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenters' rights or appraisal rights with respect to the Articles Amendment.

WRITTEN CONSENT OF SHAREHOLDER OF
THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.,
a Nevada corporation

The undersigned shareholder of Therapeutic Solutions International, Inc. (the "Company") hereby acknowledges receipt of the Consent Solicitation Statement, dated February 19, 2024. The undersigned hereby consents (by checking the FOR box) or declines to consent (by checking the AGAINST box or the ABSTAIN box) to the adoption of the following recitals and resolutions:

[X] FOR [ ] AGAINST [ ] ABSTAIN

WHEREAS, the board of directors of the Company has determined that it is in the best interests of the Company and its shareholders to amend the Company's Articles of Incorporation, in the form of the amendment to Articles of Incorporation (the "Articles Amendment") attached as Appendix A to the Consent Solicitation Statement that accompanies this Consent, and has referred the same to the shareholders of the Company for approval by written consent; and

WHEREAS, the board of directors of the Company has recommended that the shareholders vote "FOR" the below resolution, which it has deemed is in the best interests of the Company and its shareholders;

NOW, THEREFORE, IT IS RESOLVED, that the shareholders of the Company hereby approve the Articles Amendment, in the form attached as Appendix A to the Consent Solicitation Statement that accompanies this Consent.

FURTHER RESOLVED, that the shareholders authorize the officers of the Company to take any and all actions necessary and proper to effect the foregoing resolution.

This Written Consent action may be executed in counterparts. Failure of any particular shareholder(s) to execute and deliver counterparts is immaterial so long as the holders of a majority of the voting power of the outstanding shares of the Company do execute and deliver counterparts.

This Consent is solicited by the Company's Board of Directors.

IN WITNESS WHEREOF, the undersigned has executed this Consent on February ______, 2024.

SHAREHOLDER(S)	CLASS	SHARES (#)	PERCENTAGE
Thomas E. Ichim Print name(s) exactly as shown on Stock Certificate(s) or Book Entry(s) [signature] Signature (and Title, if any) Signature (if held jointly)	Preferred SeriesA	1	25.1

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS CONSENT IN THE ENVELOPE PROVIDED TO THERAPEUTIC SOLUTIONS INTERNATIONAL, INC., AT 4093 OCEANSIDE BOULEVARD, SUITE B, OCEANSIDE, CALIFORNIA, 92056.

YOU MAY ALSO SUBMIT YOUR CONSENT BY EMAIL TO: timdixon@tsoimail.com

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

Nevada Business Identification # NV20071058174
Expiration Date: 08/31/2024

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 02/20/2024.

FRANCISCO V. AGUILAR
Secretary of State

Certificate Number: B202402204365929
You may verify this certificate online at http://www.nvsos.gov